Exhibit 99.1

Contact:	Donald H. Anderson, President/CEO
Randall J. Larson, Executive Vice President/CFO
303-626-8200

TRANSMONTAIGNE INC. ANNOUNCES RESULTS FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2005 AND SCHEDULES CONFERENCE CALL

Thursday, February 9, 2006	Immediate Release

Denver, Colorado—TransMontaigne Inc. (NYSE:TMG) today announced its financial results for the fiscal second quarter, which resulted in a net loss of $35.2 million, or a loss of $.73 per share, compared with net income of $4.2 million, and a gain of $.08 per share for the comparable quarter in 2004.  For the six months ended December 31, 2005 the Company reported a $14.3 million net loss, or a loss of $.31 per share, compared with $8.1 million in net income, and a gain of $.16 per share, during the comparable period in 2004.

During the second quarter, wholesale petroleum product prices declined from $2.10 per gallon to $1.70.  This significant drop in value created a $65.9 million charge, net of hedges, in the Company’s inventory procurement and management cost.  That charge reversed the first quarter’s $67.6 million gain in inventory procurement and management, net of hedges, created by the unprecedented rise in last quarter’s product prices caused by hurricanes Katrina and Rita.

Highlights for the quarter include:

•        Supply, distribution and marketing revenues of $2.2 billion resulted in a $40.9 million net operating loss, which included the aforementioned $65.9 million charge in inventory procurement and management costs and a $4.9 million gain on FIFO inventory adjustments.

•            Light oil margins were $13.0 million, compared to $12.7 million for the comparable quarter in 2004.  During the quarter, the wholesale value of product at our terminals exceeded the cost of the product at the tailgate of the refineries plus the cost of transportation to our terminals, unlike the price disparities of the previous quarter.

•            During December 2005, we renegotiated our largest Southeast light oil sales contract, representing approximately 60,000 barrels per day of demand for 2006.  Under terms of the agreement, the customers will pay the lower of our rack spot posting, or the sum of bulk refining tailgate prices, plus transportation, terminaling, and marketing fees. This new agreement will reduce our exposure to future branded vs. unbranded price disparities while providing our customers pricing optionality between daily rack spot postings, or a daily calculated contract value.

•            Radcliff/Economy Marine Services Inc. (“Radcliff”) acquired August 1, 2005, contributed $2.1 million in marketing margins during the quarter.

•        Terminal, pipelines, and tugs and barges generated $14.9 million in net operating margins, compared to $12.1 million for the comparable quarter in 2004.

•            Radcliff contributed $0.9 million of terminaling margins during the quarter.

1670 Broadway • Suite 3100 • Denver, CO 80202 • 303-626-8200 (phone) • 303-626-8228 (fax)

Mailing Address:  • P. O. Box 5660 • Denver, CO 80217-5660

www.transmontaigne.com

•        Selling general and administrative expenses increased by $1.6 million compared to last year due principally to Radcliff accounting for $0.6 million and TransMontaigne Partners’ incremental General and Administrative Costs of $0.7 million.

Donald H. Anderson, Chief Executive Officer said, “Our ending inventory valuations were roughly $.40 per gallon lower than last quarter’s hurricane influenced prices.  That decline effectively eliminated the $68 million inventory gains from last quarter, resulting in a net $100 million inventory gain over the last two years.  These inventory valuation changes obviously materially impact our reported results, but our primary focus remains on increasing our terminaling and marketing margins over the long haul.  There is but only one time when the value of our base inventory is truly meaningful to our shareholders, and that is upon its final liquidation.”

CONFERENCE CALL

TransMontaigne Inc. also announced that it has scheduled a conference call for Tuesday, February 14, 2006 at 2:00 p.m. (MST) regarding the above information. Analysts, investors and other interested parties are invited to listen to management’s presentation of the Company’s results and supplemental financial information by accessing the call as follows:

(800) 762-6067

A playback of the conference call will be available from 5:30 p.m. (MST) on Tuesday, February 14, 2006 until 11:59 p.m. (MST) on Tuesday, February 21, 2006 by calling:

USA:  800-475-6701

International:  320-365-3844

Access Code:  818548

The following selected financial information is extracted from the Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2005, which was filed today with the Securities and Exchange Commission.

TRANSMONTAIGNE INC. AND SUBSIDIARIES

(000s, except per share data)

	Three Months Ended
	December 31, 2005	December 31, 2004
Income Statement Data
Revenues	$2,218,100	$1,839,056
Net operating margins (deficiencies):
Supply, distribution and marketing	(40,897)	19,540
Terminals, pipelines, and tugs and barges	14,894	12,068
Operating income (loss)	(46,139)	14,079
Earnings (loss) before income taxes	(53,464)	7,081
Net earnings (loss)	(35,195)	4,249
Net earnings (loss) attributable to common stockholders	(35,383)	3,314
Net earnings (loss) per common share—basic	(0.73)	0.08

Cash Flow Activities
Net cash provided by (used in) operating activities	20,854	(113,082)
Net cash provided by (used in) investing activities	7,540	(171)
Net cash provided by (used in) financing activities	(20,463)	107,535

	December 31, 2005	June 30, 2005
Balance Sheet Data
Working capital	$274,743	$319,636
Long-term debt	228,000	228,307
Non-controlling interests in TransMontaigne Partners	82,927	81,440
Series B redeemable convertible preferred stock	20,717	49,249
Common stockholders’ equity	340,888	326,484

Selected income statement data for the three months ended December 31, 2005 and 2004, is as follows:

	Three Months Ended
	December 31, 2005	December 31, 2004
Terminals, pipelines, tugs and barges:
TransMontaigne Partners L.P. facilities	$7,168	$4,313
Brownsville facilities	1,425	1,204
Southeast facilities	4,324	5,798
River facilities	583	302
Other	1,394	451
Margins	14,894	12,068
Marketing:
Light oils—marketing margins:
TransMontaigne Partners L.P. facilities	3,850	4,246
Southeast facilities	4,630	7,603
River facilities	1,670	759
Other	2,842	136
Light oil margins	12,992	12,744
Heavy oils—marketing margins	7,349	5,406
Supply chain management services margins (deficiencies)	(191)	3,608
Margins	20,150	21,758
Total margins	35,044	33,826
Selling, general and administrative expenses	(13,354)	(11,802)
Total margins less S, G & A expenses	21,690	22,024

Inventory procurement and management:
Gains from risk management of light oil volumes to be liquidated upon commencement of MSCG product supply agreement	—	9,618
(Decrease) in value of light oil volumes nominated under the MSCG product supply agreement prior to receipt of the product at our terminals	(51,678)	—
(Decrease) in value of base operating inventory	(29,394)	(36,847)
Gains from risk management of base operating inventory and light oil volumes nominated under the MSCG product supply agreement	27,095	—
Storage fees for light oil tank capacity	(457)	(2,200)
Other financial and costing variances, net	(11,498)	12,232
Trading activities, net	—	1,031
Inventory procurement and management	(65,932)	(16,166)

Inventory adjustments:
Gains recognized on beginning inventories—discretionary volumes	18,452	24,158
Gains deferred on ending inventories—discretionary volumes	(13,567)	(10,210)
Inventory adjustments	4,885	13,948

Depreciation and amortization	(6,849)	(5,727)
Gain on disposition of assets, net	67	—
Operating income (loss)	$(46,139)	$14,079

Selected income statement data for each of the quarters in the year ending June 30, 2006, is summarized below (in thousands):

	Three Months Ended				Year
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	Ended June 30, 2006
Terminals, pipelines, tugs and barges:
TransMontaigne Partners L.P. facilities	$6,564	$7,168	—	—	$13,732
Brownsville facilities	1,398	1,425	—	—	2,823
Southeast facilities	3,292	4,324	—	—	7,616
River facilities	40	583	—	—	623
Other	(765)	1,394	—	—	629
Margins	10,529	14,894	—	—	25,423
Marketing:
Light oils—marketing margins (deficiencies):
TransMontaigne Partners L.P. facilities	7,030	3,850	—	—	10,880
Southeast facilities	(16,714)	4,630	—	—	(12,084)
River facilities	1,024	1,670	—	—	2,694
Other	1,080	2,842	—	—	3,922
Light oil margins (deficiencies)	(7,580)	12,992	—	—	5,412
Heavy oils—marketing margins	3,460	7,349	—	—	10,809
Supply chain management services margins	1,180	(191)	—	—	989
Margins (deficiencies)	(2,940)	20,150	—	—	17,210
Total margins	7,589	35,044	—	—	42,633
Selling, general and administrative expenses	(11,554)	(13,354)	—	—	(24,908)
Total margins less S, G & A expenses	(3,965)	21,690	—	—	17,725

Inventory procurement and management:
Increase (decrease) in value of light oil volumes nominated under the MSCG product supply agreement prior to the receipt of product at our terminals	79,084	(51,678)	—	—	27,406
Increase (decrease) in value of base operating inventory	46,424	(29,394)	—	—	17,030
Gains (losses) from risk management of base operating inventory and light oil volumes nominated under the MSCG product supply agreement	(28,755)	27,095	—	—	(1,660)
Storage fees for light oil tank capacity	(457)	(457)	—	—	(914)
Other financial and costing variances, net	(28,654)	(11,498)	—	—	(40,152)
Trading activities, net	—	—	—	—	—
Inventory procurement and management	67,642	(65,932)	—	—	1,710

Inventory adjustments:
Gains recognized on beginning inventories—discretionary volumes	2,369	18,452	—	—	2,369
Gains deferred on ending inventories—discretionary volumes	(18,452)	(13,567)	—	—	(13,567)
Inventory adjustments	(16,083)	4,885	—	—	(11,198)

Depreciation and amortization	(6,581)	(6,849)	—	—	(13,430)
Gain on disposition of assets, net	1,118	67	—	—	1,185
Operating income (loss)	$42,131	$(46,139)	—	—	$(4,008)

Selected income statement data for each of the quarters in the year ended June 30, 2005, is summarized below (in thousands):

	Three Months Ended				Year
	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005	Ended June 30, 2005
Terminals, pipelines, tugs and barges:
TransMontaigne Partners L.P. facilities	$4,306	$4,313	$5,655	$5,977	$20,251
Brownsville facilities	850	1,204	1,230	1,249	4,533
Southeast facilities	5,011	5,798	5,442	4,254	20,505
River facilities	651	302	1,145	747	2,845
Other	1,247	451	335	(184)	1,849
Margins	12,065	12,068	13,807	12,043	49,983
Marketing:
Light oils—marketing margins:
TransMontaigne Partners L.P. facilities	2,700	4,246	1,666	1,322	9,934
Southeast facilities	993	7,603	2,744	2,849	14,189
River facilities	759	759	525	791	2,834
Other	36	136	60	79	311
Light oil margins	4,488	12,744	4,995	5,041	27,268
Heavy oils—marketing margins	2,570	5,406	2,980	2,164	13,120
Supply chain management services margins	3,040	3,608	6,067	783	13,498
Margins	10,098	21,758	14,042	7,988	53,886
Total margins	22,163	33,826	27,849	20,031	103,869
Selling, general and administrative expenses	(10,433)	(11,802)	(9,885)	(10,729)	(42,849)
Total margins less S, G & A expenses	11,730	22,024	17,964	9,302	61,020

Inventory procurement and management:
Gains (losses) from risk management of light oil volumes to be liquidated upon commencement of MSCG product supply agreement	—	9,618	(181)	—	9,437
Increase (decrease) in value of light oil volumes nominated under the MSCG product supply agreement prior to the receipt of product at our terminals	—	—	36,632	(9,497)	27,135
Increase (decrease) in value of base operating inventory	39,956	(36,847)	39,871	(4,408)	38,572
Gains (losses) from risk management of base operating inventory and light oil volumes nominated under the MSCG product supply agreement	—	—	—	5,154	5,154
Storage fees for light oil tank capacity	(2,245)	(2,200)	(857)	(395)	(5,697)
Other financial and costing variances, net	(2,204)	12,232	6,286	(4,241)	12,073
Trading activities, net	(1,003)	1,031	—	—	28
Inventory procurement and management	34,504	(16,166)	81,751	(13,387)	86,702

Inventory adjustments:
Gains recognized on beginning inventories—discretionary volumes	3,712	24,158	10,210	21,530	3,712
Gains deferred on ending inventories—discretionary volumes	(24,158)	(10,210)	(21,530)	(2,369)	(2,369)
Inventory adjustments	(20,446)	13,948	(11,320)	19,161	1,343

Depreciation and amortization	(5,807)	(5,727)	(6,274)	(6,407)	(24,215)
Gain (loss) on disposition of assets, net	(3,599)	—	2,993	735	129
Operating income	$16,382	$14,079	$85,114	$9,404	$124,979

Selected income statement data for each of the quarters in the year ended June 30, 2004, is summarized below (in thousands):

	Three Months Ended				Year
	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004	Ended June 30, 2004
Terminals, pipelines, tugs and barges:
TransMontaigne Partners L.P. facilities	$4,875	$4,941	$4,923	$4,885	$19,624
Brownsville facilities	617	798	861	1,067	3,343
Southeast facilities	4,971	4,805	4,722	3,848	18,346
River facilities	1,396	965	605	585	3,551
Other	1,178	2,160	476	429	4,243
Margins	13,037	13,669	11,587	10,814	49,107
Marketing:
Light oils—marketing margins (deficiencies):
TransMontaigne Partners L.P. facilities	$803	$958	$3,548	$5,137	$10,446
Southeast facilities	(861)	2,670	4,128	3,100	9,037
River facilities	1,237	828	1,078	2,025	5,168
Other	902	1,234	2,037	1,656	5,829
Light oil margins	2,081	5,690	10,791	11,918	30,480
Heavy oils—marketing margins	1,440	3,424	5,416	3,376	13,656
Supply chain management services margins	2,351	4,070	2,783	(580)	8,624
Margins	5,872	13,184	18,990	14,714	52,760
Total margins	18,909	26,853	30,577	25,528	101,867
Selling, general and administrative expenses	(9,525)	(10,157)	(10,452)	(7,398)	(37,532)
Total margins less S, G & A expenses	9,384	16,696	20,125	18,130	64,335

Inventory procurement and management:
Increase (decrease) in value of base operating inventory	(3,994)	12,573	18,723	3,303	30,605
Storage fees for light oil tank capacity	(2,522)	(2,495)	(2,385)	(2,309)	(9,711)
Other financial and costing variances, net	6,133	5,135	(2,067)	(15,694)	(6,493)
Trading activities, net	2,131	457	(2,582)	(829)	(823)
Inventory procurement and management	1,748	15,670	11,689	(15,529)	13,578

Inventory adjustments:
Gains recognized on beginning inventories—discretionary volumes	10,176	5,242	24,984	12,911	10,176
Gains deferred on ending inventories—discretionary volumes	(5,242)	(24,984)	(12,911)	(3,712)	(3,712)
Inventory adjustments	4,934	(19,742)	12,073	9,199	6,464

Depreciation and amortization	(5,537)	(5,932)	(5,738)	(5,808)	(23,015)
Lower of cost or market write-downs on product linefill and tank bottom volumes	(32)	(17)	(11)	—	(60)
(Loss) on disposition of assets, net	—	(805)	—	(173)	(978)
Operating income	$10,497	$5,870	$38,138	$5,819	$60,324

Our light oil marketing volumes in average barrels per day for each of the quarters in the years ended June 30, 2006, 2005 and 2004 are as follows:

	Three Months Ended				Year
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	Ending June 30, 2006
Light oils—marketing volumes:
TransMontaigne Partners’ facilities	75,962	81,672	—	—	78,817
Southeast facilities	137,586	126,015	—	—	131,801
River facilities	10,592	7,697	—	—	9,145
Other	24,688	23,801	—	—	24,244
	248,828	239,185	—	—	244,007

	Three Months Ended				Year
	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005	Ended June 30, 2005
Light oils—marketing volumes:
TransMontaigne Partners’ facilities	63,256	59,565	68,725	72,297	65,961
Southeast facilities	142,928	131,418	143,751	146,395	141,123
River facilities	9,800	9,800	7,091	11,816	9,627
Other	38,104	21,875	19,901	17,369	24,312
	254,088	222,658	239,468	247,877	241,023

	Three Months Ended				Year
	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004	Ended June 30, 2004
Light oils—marketing volumes:
TransMontaigne Partners’ facilities	62,392	65,456	70,108	71,117	67,268
Southeast facilities	161,070	157,366	164,297	160,209	160,736
River facilities	22,498	16,372	16,072	20,469	18,853
Other	54,459	44,750	50,367	46,748	49,081
	300,419	283,944	300,844	298,543	295,938

Our light oil marketing margins in points ($0.0001) per gallon for each of the quarters in the years ended June 30, 2006, 2005 and 2004 are as follows:

	Three Months Ended				Year
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	Ending June 30, 2006
Light oils—marketing margins:
TransMontaigne Partners’ facilities	240	122	—	—	179
Southeast facilities	(314)	95	—	—	(119)
River facilities	250	561	—	—	381
Other	113	309	—	—	209
All facilities—weighted average	(79)	118	—	—	18

	Three Months Ended				Year
	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005	Ended June 30, 2005
Light oils—marketing margins:
TransMontaigne Partners’ facilities	110	184	64	48	98
Southeast facilities	18	150	51	51	66
River facilities	200	200	196	175	192
Other	2	16	8	12	8
All facilities—weighted average	46	148	55	53	74

	Three Months Ended				Year
	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004	Ended June 30, 2004
Light oils—marketing margins:
TransMontaigne Partners’ facilities	33	38	132	189	101
Southeast facilities	(14)	44	66	51	37
River facilities	142	131	176	259	178
Other	43	71	106	93	77
All facilities—weighted average	18	52	95	104	67

TransMontaigne Inc. is a refined petroleum products marketing and distribution company based in Denver, Colorado with operations in the United States, primarily in the Gulf Coast, Florida, East Coast and Midwest regions.  The Company’s principal activities consist of (i) terminal, pipeline, tug and barge operations, (ii) marketing and distribution, (iii) supply chain management services and (iv) managing the activities of TransMontaigne Partners L.P.  The Company’s customers include refiners, wholesalers, distributors, marketers, and industrial and commercial end-users of refined petroleum products. Corporate news and additional information about TransMontaigne Inc. is available on the Company’s web site: www.transmontaigne.com

Forward-Looking Statements

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward- looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected.

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